INDEXIQ ACTIVE ETF TRUST
IQ ULTRA SHORT DURATION ETF
(the “Fund”)
Supplement dated January 15, 2020 (“Supplement”) to the
Summary Prospectus dated July 22, 2019
and the Prospectus dated July 22, 2019
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.
Effective immediately, the following disclosure is added at the end of the fourth paragraph of the “Principal Investment Strategies”:
The Subadvisor implements a disciplined, value-oriented investment process designed to maintain limited price volatility, which is expected to lead to the preservation of capital by seeking to avoid principal loss through strategic duration management, yield curve positioning, tactical sector allocation and security selection.
PLEASE RETAIN THIS SUPPLEMENT
FOR YOUR FUTURE REFERENCE
MEULTR16a-01/20